EXHIBIT 99.1

Written Statement of Chief Executive Officer and
Chief Financial Officer Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership (the “Company”), each hereby certifies that to his knowledge, on the date hereof:

(a)	the Form 10-Q of the Company for the period ended June 30, 2002, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SAMUEL ZELL Samuel Zell Chief Executive Officer August 14, 2002

/s/ RICHARD D. KINCAID Richard D. Kincaid Chief Financial Officer August 14, 2002